UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05617

Shelton Greater China Fund
(Exact name of registrant as specified in charter)

1050 17th Street, Suite 1710
Denver, CO 80265
 (Address of principal executive offices) (Zip code)

Teresa Axelson
1050 17th Street, Suite 1710
Denver, CO 80265
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 955-9988.

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

ITEM 1. REPORTS TO STOCKHOLDERS

SHELTON
CAPITAL MANAGEMENT

Annual Report

December 31, 2014

Shelton Greater China Fund

Portfolio Manager Commentary	2
Historical Performances	2
About Your Fund's Expenses	3
Top Holdings and Sector Breakdown	3
Portfolio of Investments	4
Statement of Assets & Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	6
Financial Highlights	7
Notes to Financial Statements	8
Report of Independent Registered Public Accounting Firm	10
Additional Information	10
Information Concerning Trustees and Officers	11

(800) 955-9988

www.sheltoncap.com

email us at info@sheltoncap.com

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of beneficial interest of Shelton Greater China Fund which contains information about the management fee and other costs. Investments in shares of Shelton Greater China Fund are neither insured nor guaranteed by the U.S. Government.

Portfolio Manager Commentary (Unaudited)	December 31, 2014

Market Review

The benchmark MSCI Golden Dragon Index traded in a channel that ranged from -8.65% to .71% year-to-date return until mid-May before turning positive for the rest of the year. The index posted strong returns until it reached a high point for the year at 12.73% year-to-date return. The market sold off, falling to a 2.95% year-to-date return by the end of September. For the final quarter of the year, it traded in a range of 2.36% to 8.85% year-to-date, with the benchmark ending the year with of total return of 7.72% for 2014.

The return in the Greater China region lagged the broad US equity markets. The government enacted stimulus efforts that help spur the 7.4% GDP growth, but it was the weakest annual growth numbers since 1990 and short of the 7.5% target. The government policymakers are trying to manage the slowing growth rate of the economy, which the IMF predicts will grow 6.8% in 2015. Low current inflation of 0.8% leaves policy makers room for additional stimulus. There remains substantial concern over falling property prices, though December new home sales showed the first year-over-year growth in a year indicate some market stabilization. The lack of transparency in the shadow banking system and the potential unrecognized bad debt held by Chinese banks are ongoing concerns. As with any developing market, the path may be volatile, but the underlying trends for China still point to continued rapid economic expansion which should translate over the long term into value for the equity markets in the Greater China region.

Fund Performance

The Shelton Greater China Fund returned 6.19% in 2014. The fund performance was highly correlated to the benchmark index throughout the year. The fund continues to be geographically well diversified across the region with exposure to China, Hong Kong and Taiwan, though the fund has maintained higher exposure to Hong Kong and China domiciled companies and less exposure to Taiwan than the benchmark index. The fund is diversified across market sectors, though the fund holdings do reflect the broad market with the majority of the assets invested in the Financial and Information Technology sectors. The fund’s Financial sector holdings were the dominant contributor to positive returns in 2014. Individual Financial stocks which performed well were Bank of China, China Taiping Insurance Holdings and China Construction Bank Corp. Non-Financial stocks which also made strong contributions included Sihaun Pharmaceutical Holdings, China Mobile, Taiwan Semiconductor Manufacturing, Huaneng Power International and Asustek Computer. Fund holdings in the Consumer Discretionary and Industrials sectors were the primary drags on portfolio return, with Sands China, China State Construction International, Haier Electronics Group and Galaxy Entertainment Group being among the largest laggards.

Long-Term Market Themes

The manager believes that China will continue to experience strong economic growth for the foreseeable future that will be reflected over the long term in the equity markets. The Greater China regions equity markets will continue to exhibit volatility, as lofty growth expectations, uncertainty due to the lack of transparency (relative to domestic US markets) and the potential influence of a very strong central government are digested through an evolving financial infrastructure. The manager will continue to maintain a portfolio diversified across the region and sectors, using the broad market as a guideline and over or under weighting by geography or sector as our views evolve. Sector concentrations as well as specific stock investments will be guided by macro events as well as the likely beneficiaries of changes in government policy. The financial services sector will continue benefit from reforms that provide access to the Chinese financial markets to both foreigners and Chinese nationals. We’ll look for opportunities to invest in companies that can provide energy in a more pollution-efficient manner. Healthcare and construction should continue to benefit from China’s continued rapid urbanization and stimulus in the form of major infrastructure projects. Though the fund’s returns were hampered by investments in the Consumer Discretionary and Consumer Staple sectors, we still believe companies positioned to sell goods and services to China’s rapidly growing middle class will provide growth opportunities over the long-term.

William Mock
Portfolio Manager
 December 31, 2014

Historical Performance (Expressed in U.S. Dollars) (Unaudited)	December 31, 2014

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. Current performance may be lower or higher than the performance data cited. For more recent performance information, visit our website at www.sheltoncap.com. Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Average Annual Total Returns for years ended 12/31/14
Fund/Benchmark	One Year	Since 6/11/2011 (Annualized)	Five Year (Annualized)*	Ten Year (Annualized)*
Shelton Greater China Fund	6.19%	-0.46%	1.90%	3.92%
MSCI Golden Dragon Index	7.72%	4.18%	5.32%	8.63%
*      The Fund’s investment objective and investment advisor have changed. See Note 1 of the Notes to financial statements for more information about the change in investment objective and see Note 3 of the Notes to financial statements for more information about the change in investment advisor. On June 11, 2011, the Fund began investing using its new investment objective, therefore, performance prior to that date is not relevant.

About Your Fund’s Expenses (Unaudited)	December 31, 2014

The Fund’s advisor, Shelton Capital Management (“Shelton Capital”), believes it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund. The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The Fund does not charge any sales charges. There is a redemption fee of 2% for shares of the Fund purchased that are held 90 days or less from the date of purchase.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional cost, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value July 1, 2014 (in U.S. Dollars)	Ending Account Value December 31, 2014 (in U.S. Dollars)	Expenses Paid During Period* (in U.S. Dollars)
Actual	$1,000	$1,018	$10.07
Hypothetical (5% return before expenses)	$1,000	$1,015	$10.06

*	Expenses are equal to the Fund’s net annual expense ratio of 1.98% (Shelton Capital contractually reimburses expenses to the extent total annual fund operating expenses with the exception of extraordinary expenses exceed the net expense ratio of 1.98% from May 1, 2013 to June 1, 2015), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Top Holdings and Sector Breakdowns (Unaudited)	December 31, 2014

Security		Market Value (in U.S. Dollars)	Percentage of Total Investment
1	Bank of China Ltd.	$568,645	5.5%
2	Tencent Holdings Ltd.	542,616	5.3%
3	China Everbright International Ltd.	525,648	5.1%
4	Industrial and Commercial Bank of China	510,955	5.0%
5	China Mobile Ltd.	489,025	4.8%
6	China Construction Bank Corp.	461,684	4.5%
7	Taiwan Semiconductor Manufacturing Co. Ltd.	446,678	4.3%
8	Media Tek Inc.	364,860	3.6%
9	China State Construction International Holdings Ltd.	342,993	3.3%
10	Chunghwa Telecom Co. Ltd.	296,942	2.9%

Shelton Greater China Fund Portfolio of Investments (Expressed in U.S. Dollars) December 31, 2014

Security Description	Shares	Value (Note 2)
Common Stock (99.42%)

Basic Materials (1.56%)
Chemicals (0.64%)
Kingboard Chemical Holdings Ltd.	7,000	$11,826
Sinopec Shanghai Petrochemical Co. Ltd.	186,000	54,451
		66,277

Forest Products & Paper (0.10%)
Lee & Man Paper Manufacturing Ltd.	18,000	10,075

Iron/Steel (0.15%)
Angang Steel Co. Ltd.	18,000	15,321

Mining (0.67%)
China Shenhua Energy Co. Ltd.	12,500	36,996
Zijin Mining Group Co. Ltd.	116,000	32,912
		69,908

Total Basic Materials		161,581

Communications (8.39%)
Telecommunications (8.39%)
China Mobile Ltd.	41,900	489,025
Chunghwa Telecom Co. Ltd.	100,000	296,942
PCCW Ltd.	118,000	80,654

Total Communications		866,621

Consumer, Cyclical (6.99%)
Auto Manufacturers (0.80%)
Great Wall Motor Co. Ltd.	14,500	82,466

Home Furnishings (2.60%)
Haier Electronics Group Co. Ltd.	113,000	269,016

Lodging (3.30%)
Formosa International Hotels Corp.	9,680	103,356
Galaxy Entertainment Group Ltd.	9,000	50,664
Sands China Ltd.	38,000	186,959
		340,979

Retail (0.29%)
Intime Retail Group Co. Ltd.	41,000	29,716

Total Consumer, Cyclical		722,177

Consumer, Non-Cyclical (6.88%)
Food (4.28%)
China Mengniu Dairy Co. Ltd.	22,000	90,791
Uni-President Enterprises Corp.	55,168	87,485
Want Want China Holdings Ltd.	200,000	263,602
		441,878

Pharmaceuticals (2.60%)
Sihaun Pharmaceutical Holdings Group Ltd.	284,000	190,087
Sinopharm Group Co. Ltd.	13,500	47,791
TTY Biopharm Co. Ltd.	13,943	30,832
		268,710

Total Consumer, Non-Cyclical		710,588

Energy (2.09%)
Oil & Gas Producers (2.09%)
China Petroleum & Chemical Corp.	78,000	62,870
CNOOC Ltd.	56,000	75,398

Security Description	Shares	Value (Note 2)
PetroChina Co. Ltd.	70,000	$77,636

Total Energy		215,904

Financial (38.16%)
Banks (21.60%)
Bank of China Ltd.	1,009,000	568,645
BOC Hong Kong Holdings Ltd.	70,000	234,263
China CITIC Bank	135,000	108,291
China Construction Bank Corp.	562,000	461,684
China Minsheng Banking Corp.	33,000	43,409
Chongqing Rural Commercial Bank	223,000	138,906
Hang Seng Bank Ltd.	10,000	166,622
Industrial and Commercial Bank of China	700,000	510,955
		2,232,775

Diversified Financial Services (4.55%)
China Everbright Ltd.	20,000	47,768
Fubon Financial Holding Co. Ltd.	167,713	268,608
Hong Kong Exchanges & Clearing	6,700	148,359
Mega Financial Holding Co. Ltd.	6,477	5,003
		469,738

Insurance (5.58%)
AIA Group Ltd.	50,000	278,240
China Taiping Insurance Hldg.*	82,764	236,953
PICC Property & Casualty Co. Ltd.	31,457	61,177
		576,370

Real Estate (6.43%)
Cheung Kong Holdings Ltd.	13,000	218,452
Hysan Development Co. Ltd.	40,000	178,744
New World Development Co. Ltd.	30,666	35,277
Sun Hung Kai Properties Ltd.	15,166	231,379
		663,852

Total Financial		3,942,735

Industrial (9.91%)
Building Materials (0.19%)
BBMG Corp.	14,500	12,136
China National Building Material Co. Ltd.	8,000	7,779
		19,915

Electrical Components & Equipment (0.23%)
Tianneng Power International Ltd.	90,000	23,910

Electronics (0.52%)
Hon Hai Precision Industry Co. Ltd.	19,265	53,494

Engineering & Construction (3.32%)
China State Construction International Holdings Ltd.	244,000	342,993

Environmental Control (5.09%)
China Everbright International Ltd.	353,200	525,648

Miscellaneous Manufacturing (0.49%)
Fosun International Ltd.	39,000	51,101

Transportation (0.07%)
Kerry Logistics Network Ltd.	4,500	7,138

Total Industrial		1,024,199

See accompanying notes to ﬁnancial statements.

Shelton Greater China Fund Portfolio of Investments (Expressed in U.S. Dollars) (Continued) December 31, 2014

Security Description	Shares	Value (Note 2)
Technology (18.48%)
Computers (3.32%)
Asustek Computer Inc.	20,000	$218,916
Lenovo Group Ltd.	94,000	123,651
		342,567

Semiconductors (9.91%)
Chipbond Technology Corp.	116,000	212,535
Media Tek Inc.	25,000	364,860
Taiwan Semiconductor Manufacturing Co. Ltd.	100,284	446,678
		1,024,073

Software (5.25%)
Tencent Holdings Ltd.	37,400	$542,616

Total Technology		1,909,256

Utilities (6.96%)
Electric (5.23%)
China Resources Power Holding Co. Ltd.	94,000	242,452
HK Electric Investments & HK Electric Investments Ltd.	4,375	2,889
Huaneng Power International Inc	92,000	124,342
Power Assets Holdings Ltd.	17,500	169,830
		539,513

Security Description	Shares	Value (Note 2)
Energy-Alternate Sources (0.93%)
China Longyuan Power Group Corp.	52,000	$54,118
GCL-Poly Energy Holdings Ltd.*	156,000	36,213
Shougang Fushan Resources Group Ltd.	28,000	6,103
		96,434

Gas (0.80%)
Hong Kong and China Gas Co. Ltd.	36,300	83,142

Total Utilities		719,089

Total Common Stock (Cost $7,899,884)		10,272,150

Total Investments (Cost $7,899,884) (a) (99.42%)		$10,272,150
Other Net Assets (0.58%)		59,835
Net Assets (100.00%)		$10,331,985

*	Non-income producing security.

(a)	Aggregate cost for federal income tax purpose is $8,357,431

At December 31, 2014, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$2,197,724
Unrealized depreciation	(283,005)
Net unrealized appreciation	$1,914,719

Shelton Greater China Fund Statement of Assets and Liabilities December 31, 2014 (Expressed in U.S. Dollars)

Assets
Investments in securities
Cost of investments	$7,899,884
Market value of investments (Note 2)	10,272,150

Cash	54,526
Foreign cash (cost $33,749)	33,273
Dividend receivable	364
Prepaid expenses	1,748
Total assets	$10,362,061

Liabilities
Payable to investment advisor	4,497
Payable for fund shares repurchased (net of redemption fees)	3,375
Accrued trustee fees	1,667
Accrued administration fees	931
Accrued CCO fees	68
Accrued expenses	19,538
Total liabilities	$30,076

Net assets	$10,331,985

Net assets consist of
Paid-in capital	21,035,274
Accumulated net investment income (loss)	148,066
Accumulated net realized gain (loss)	(13,223,146)
Unrealized net appreciation (depreciation) of investments and foreign currency	2,371,791
Net assets	$10,331,985

Shares outstanding ($0.0001 per share par value, unlimited shares authorized)	1,369,055

Net asset value per share	$7.55

See accompanying notes to ﬁnancial statements.

Shelton Greater China Fund Statement of Operations For the Year Ended December 31, 2014 (Expressed in U.S. Dollars)

Investment income
Dividend income (net of foreign tax $23,625) (Note 1c, 1e)	$319,035
Total	319,035

Expenses
Management fees (Note 3)	132,198
Legal and audit fees	64,154
Custodian fees	31,012
Transfer agent fees	14,958
Accounting services	14,578
Administration fees (Note 3)	10,576
Printing	7,691
Registration	4,619
Trustees fees	3,250
CCO fees (Note 3)	908
Insurance	372
Total expenses	284,316
Less reimbursement from manager (Note 3)	(74,912)
Net expenses	209,404
Net investment income (loss)	109,631

Realized and unrealized gain (loss) on investments and foreign currencies (Note 1f)
Net realized gain (loss) on investments and foreign currency transactions	522,533
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	(42,496)
Net realized and unrealized gain (loss) on investments and foreign currencies	480,037

Net increase (decrease) in net assets resulting from operations	$589,668

Shelton Greater China Fund Statements of Changes in Net Assets For the Years Ended December 31, 2014 and 2013 (Expressed in U.S. Dollars)

	Year Ended December 31, 2014			Year Ended December 31, 2013
Operations
Net investment income (loss)		$109,631			$55,026
Net realized gain (loss) on investments and foreign currency transactions		522,533			570,081
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies		(42,496)			(160,005)
Net increase (decrease) in net assets resulting from operations		589,668			465,102

Distributions to shareholders
Distributions from net investment income		(143,692)			(341,403)

Capital share transactions
Increase (decrease) in net assets resulting from capital share transactions		(1,528,970)			(6,078,930)
Total increase (decrease) in net assets		(1,082,994)			(5,955,231)

Net assets
Beginning of year		11,414,979			17,370,210
End of year		$10,331,985			$11,414,979
Including undistributed net investment income (loss) of:		$148,066			$89,218

Transactions in the Fund's shares	Shares	Value		Shares	Value
Shares sold	11,507	$86,371		43,492	$311,221
Shares issued in reinvestment of distributions	13,050	95,353		35,706	257,442
Shares repurchased	(238,574)	(1,710,694	)(a)	(936,195)	(6,647,593	)(b)
Net increase (decrease)	(214,017)	$(1,528,970)		(856,997)	$(6,078,930)

(a)	Net of redemption fees $2

(b)	Net of redemption fees $5

See accompanying notes to ﬁnancial statements.

Shelton Greater China Fund Financial Highlights For a Share Outstanding Throughout Each Year (Expressed in U.S. Dollars)

	Year Ended December 31
	2014	2013	2012	2011		2010
Net asset value, beginning of year	$7.21	$7.12	$6.06	$8.05		$7.18
Income from investment operations:
Net investment income (loss) (a)	0.08	0.03	0.08	(0.14)		(0.04)
Net gain (loss) on securities and translation of foreign currencies (both realized and unrealized)	0.36	0.28	0.98	(1.88)		0.90
Total from investment operations	0.44	0.31	1.06	(2.02)		0.86

Less distributions:
Dividends from net investment income	(0.10)	(0.22)	—	—		—

Capital stock transactions:
Share Tender Offer/Repurchase (a)	—	—	—	0.01		0.01
Paid in capital from redemption fee (a)	— (b)	— (b)	— (b)	0.02		—
Total from capital stock transactions	—	—	—	0.03		0.01

Net asset value, end of year	$7.55	$7.21	$7.12	$6.06		$8.05

Total investment return (based on net asset value)	6.19%	4.34%	17.49%	(24.72	)%(c)	12.12%
Total investment return (based on market price)	N/A	N/A	N/A	N/A		19.50%

Ratios and supplemental data
Net assets, end of year (in 000's)	$10,332	$11,415	$17,370	$49,760		$85,630
Ratio of expenses to average net assets
Before expense reimbursement	2.69%	3.00%	2.17%	3.33	%(d)	3.15%
After expense reimbursement	1.98%	2.36%	1.72%	3.33	%(d)	3.15%
Ratio of net investment income to average net assets
Before expense reimbursement	0.33%	(0.22)%	0.71%	(1.88)%		(0.61)%
After expense reimbursement	1.04%	0.42%	1.16%	(1.88)%		(0.61)%
Portfolio turnover	5%	10%	81%	206	%(e)	5%

(a)	Calculated based upon average shares outstanding.

(b)	Less than $0.01 per share.

(c)	2011 total investment return, calculated based upon the Fund’s operations as a closed-end fund for the period of January 1, 2011 to October 9, 2011 (investment return of (22.89%)) and upon the Fund’s operations as an open-end fund for the period of October 10, 2011 to December 31, 2011 (investment return of (2.10%)), would be approximately (20.26%).

(d)	Ratio of extraordinary expenses to average net assets is 0.80%. Ratio of expenses to average net assets excluding impact of extraordinary fees is 2.53%.

(e)	Effective June 13, 2011, the Fund expanded its primary geographic scope from the Republic of China (“Taiwan”) to the Greater China regions (this includes: Taiwan, Hong Kong, Singapore and the People’s Republic of China) and has subsequently increased trading in the Greater China region. Portfolio turnover is high during the transition period and is not an indicator of future turnover rate.

See accompanying notes to ﬁnancial statements.

Shelton Greater China Fund	Notes to Financial Statements	December 31, 2014

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Shelton Greater China Fund (the “Fund” or the “Trust”), is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund is a Massachusetts business trust formed in July 1988 and was previously registered with the U.S. Securities and Exchange Commission (the “SEC”) as a diversified, closed-end management investment company. The Trust commenced operations in May 1989 as the R.O.C. Taiwan Fund. The R.O.C. Taiwan Fund changed its name to the Taiwan Greater China Fund on December 29, 2003 and the change became effective on the New York Stock Exchange on January 2, 2004. On October 10, 2011 the Trust registered with the SEC as a diversified, open-end management investment company and began operations as The Shelton Greater China Fund.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

(a) Basis of Presentation — The accompanying financial statements of the Trust have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).

(b) Federal Income Taxes – No provision is considered necessary for federal income taxes. The Fund intends to qualify for and elect the tax treatments applicable to regulated investment companies under the Internal Revenue Code and to distribute all of its taxable income to shareholders.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 was enacted to modernize several of the federal income and excise tax provisions related to regulated investment companies. Under pre-enactment law, capital losses could be carried forward for eight years following the loss, and such carryforward is treated as a short-term capital loss in each of those years, irrespective of the character of the original loss. Net capital losses (earned in taxable years beginning after December 22, 2010) (“post-2010 losses”) may be carried forward indefinitely and must retain the character of the original loss. Such post-2010 losses generally must be used by a regulated investment company before it uses any net capital losses incurred in taxable years beginning on or before December 22, 2010. This increases the likelihood that net capital losses incurred in taxable years beginning on or before December 22, 2010 will expire unused.

The Trust had $12,769,790 of capital loss carryforward as of December 31, 2014. The capital loss carryforward may be used to offset future capital gains generated by the Trust, and if unused, $10,930,578 of such loss will expire on December 31, 2017. Capital loss carryforward of $1,839,212 retains its original character as short term and has no expiration date.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. The fund deferred $244 of post-October foreign currency losses at December 31, 2014, which will be recognized in the Fund’s next taxable year.

Accounting principles generally accepted in the United States of America require certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. Temporary book to tax differences are primarily due to differing treatments for certain foreign currency losses and the tax deferral of losses on wash sales. For the year ended December 31, 2014, permanent differences resulting from different book and tax accounting for net operating losses, differing treatments of the Trust’s gains from the disposition of passive foreign investment company shares and foreign currency losses were reclassified to paid-in capital, undistributed net investment income/loss and accumulated realized gain/loss as follows:

Increase of paid-in capital	$36,420
Increase of undistributed net investment income	92,909
Increase of accumulated realized loss	(129,329)

As of December 31, 2014, book-basis unrealized appreciation was $2,371,791 and tax-basis unrealized appreciation was $1,914,244. The difference between book-basis and tax-basis unrealized appreciation is attributed primarily to passive foreign investment companies and wash sales.

As of December 31, 2014, the components of distributable earnings and accumulated gains/losses on a tax basis were as follows:

Undistributed net investment income	$152,501
Accumulated losses	(12,770,034)
Unrealized appreciation	1,914,244
Total accumulated earnings (losses)	$(10,703,289)

(c) Foreign Taxes — The Republic of China levies a tax at the rate of 20% on cash dividends and interest and 20% based on par value of stock dividends received by the Trust on investments in the Republic of China securities. The People’s Republic of China levies a tax at the rate of 10% on cash dividends and interest.

(d) Accounting for Uncertainty in Income Taxes — The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011- 2013), or expected to be taken in the Fund’s 2014 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

(e) Security Transactions, Investment Income, Income and Distributions to Shareholders — Security transactions are recorded on the date the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis as it is earned. Withholding taxes on foreign dividends have been provided for, in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

(f) Foreign Currency Translation — Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

(g) Concentration — The Trust concentrates its investments in publicly traded equities issued by corporations located in People’s Republic of China, Hong Kong, Taiwan, or Singapore. The portfolio involves considerations not typically associated with investing in U.S. securities. In addition, the Trust is more susceptible to factors adversely affecting the economies of those countries than a fund not concentrated in these issuers to the same extent. Since the Trust’s investment securities are primarily denominated in New Taiwan Dollars (“NT$”) and Hong Kong Dollars (“HKD”), changes in the relationships of the NT$ and the HKD to the USD may also significantly affect the value of the investments and the earnings of the Trust.

(h) Use of Estimates in Financial Statements — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements, financial highlights and accompanying notes. Actual results may differ from those estimates.

Shelton Greater China Fund	Notes to Financial Statements (Continued)	December 31, 2014

NOTE 2 – SECURITY VALUATION

Common stocks represent securities that are traded on the Taiwan Stock Exchange or the Taiwan over-the-counter market or Hong Kong Stock Exchange. Securities traded on a principal securities exchange are valued at the closing price on such exchange. Short-term investments are valued at NAV or at amortized cost, which approximates fair value. Securities for which market quotations are not readily available are, or if a development/event occurs that may significantly impact the value of a security may be, fair-valued in good faith pursuant to procedures established by the Board of Trustees.

Fair Value Measurements — The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Trust’s securities at December 31, 2014 using the fair value hierarchy:

	Level 1(b)	Level 2(b)	Level 3(b)	Total
Investments, in securities
Common stocks (b)	$10,272,150	$—	$—	$10,272,150
Total investments in securities	$10,272,150	$—	$—	$10,272,150

(a)	It is the Fund’s policy to recognize transfers between levels on the last day of the fiscal reporting period. There were no transfers in or out of Level 1, Level 2, and Level as of December 31, 2014.

(b)	For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.

NOTE 3 – INVESTMENT ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

The Trust entered into an advisory agreement with Shelton Capital (‘the Advisor”) on June 12, 2011. Pursuant to its advisory agreement with the Trust, Shelton Capital is responsible for supervising investments of the Trust. The Trust pays Shelton Capital a fee at the per annum rate of 1.25% of the Trust’s average net assets for advisory services.

The Advisor has voluntarily agreed to reimburse expenses incurred by the Trust to the extent that total annual operating expenses (excluding extraordinary expenses) exceed 1.98% of the average net assets of the Trust until January 2, 2016. Any such reimbursement is subject to the review and approval of the Trust’s Board of Trustees. Reimbursement from the Advisor for the period ended December 31, 2014 is $74,912. At December 31, 2014, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $274,706. The Advisor may recapture a portion of the cumulative amount no later than than December 31, 2017:

Expires 12/31/15	Expires 12/31/16	Expires 12/31/17	Total
$116,277	$83,517	$74,912	$274,706

Effective October 10, 2011, Shelton Capital provides administrative services for the Trust. As compensation for administrative duties not covered by the advisory agreement, Shelton Capital received an administration fee based on net assets held by the Trust at the rate of 0.10% on the ﬁrst $500 million, 0.08% on the next $500 million, and 0.06% on assets over $1 billion.

Certain officers and trustees of the Trust are also affiliated with Shelton Capital. Teresa K. Axelson has served as the Chief Compliance Officer (“CCO”) of the Trust since November 2011. Ms. Axelson is also employed by Shelton Capital, the Advisor and Administrator to the Trust. The Trust is responsible for the portion of her salary allocated to her duties as the CCO of the Trust and Shelton Capital was reimbursed by the Trust for this portion of her salary.

NOTE 4 – INVESTMENTS IN SECURITIES
For the period ended December 31, 2014, aggregate purchases and sales of securities, excluding short-term investments, were $555,011 and $2,252,282 respectively.

NOTE 5 - NEW ACCOUNTING PRONOUNCEMENTS
In June 2014, FASB issued ASU No 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

NOTE 6 - TAX CHARACTER
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole.

	Return of Capital	Ordinary Income	Long-Term Capital Gains (a)	Exempt-Interest Dividends	Total Distributions
2014	$—	$143,962	$—	$—	$143,962
2013	—	341,403	—	—	341,403

(a)	The Fund designates Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the year ended December 31, 2014.

NOTE 7 – SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events through the date the Financial Statements were issued.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Shelton Greater China Fund
 San Francisco, California

We have audited the accompanying statement of assets and liabilities of Shelton Greater China Fund (the “Fund”), including the portfolio of investments, as of December 31, 2014 and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights for the year ended December 31, 2010 have been audited by other auditors, whose opinion dated February 28, 2011 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmations of securities owned as of December 31, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Shelton Greater China Fund as of December 31, 2014, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
 February 19, 2015

Shelton Greater China Fund	Additional Information (Unaudited)	December 31, 2014

Proxy Voting Policy

The Trust’s policy with regard to voting stocks held in its portfolio is to vote in accordance with the recommendations of Glass Lewis, Inc., unless the Trust’s portfolio manager recommends to the contrary, in which event the decision as to how to vote will be made by the Board. A more detailed description of those policies is available on the SEC’s website at www.sec.gov. In addition, information regarding how the Trust voted proxies relating to its portfolio securities during the 12-month period ended June 30, 2014 is available on the SEC’s website.

Fund Holdings

The Fund holdings shown in this report are as of December 31, 2014. Holdings are subject to change at any time, so holdings shown in the report may not reflect current Fund holdings. The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room, 100 F. Street N.E., Room 1580, Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1(800) SEC-0330.

Portfolio holdings will be made available by the Fund’s Advisor as of the month end, calendar quarter end, and fiscal quarter end by releasing the information to rating agencies. Shareholders may contact the Fund at (800) 955-9988 for a copy of this report.

Information Concerning Trustees and Officers (Unaudited)

Name, Address, and Date of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Positions with Affiliated Persons of the Trust	Other Business Experience and Other Directorships Held
Non-Interested Trustees
Kevin T. Kogler 44 Montgomery Street, Suite 2100 San Francisco, CA 94104 (2/21/66)	Trustee and Audit Committee Chair	Trustee since June 2011	President & CEO, MicroBiz LLC, since 2012; President, CAM Commerce Solutions LLC 2010-2012; Principal, Robertson Piper Software Group, 2006-2012	Trustee, Shelton Funds, since 2006, 11 portfolios overseen; Trustee, Exchange Traded Spreads Trust, since 2013
Experience in investment banking, and technology industry; M.B.A.; Senior Vice President, Investment Banking, Friedman, Billings Ramsey, 2003-2006; Director, Technology Investment Banking, Salomon Smith Barney, 2001-2003; Vice President, Technology Investment Banking, CS First Boston / Donaldson Lufkin & Jenrette, 1997-2001.

Stephen H. Sutro 44 Montgomery Street, Suite 2100 San Francisco, CA 94104 (4/9/69)	Trustee and Audit Committee Member	Trustee since June 2011	Partner, Duane Morris LLP (law firm), since prior to 2007	Trustee, Shelton Funds, since 2006, 11 portfolios overseen; Trustee, Exchange Traded Spreads Trust, since 2013	Experience in law and securities regulations; J.D; Associate, Duane Morris LLP (law firm), 2000-2002; Associate, Hancock Rothert & Bunshoft LLP (law firm), 1994-1999
Marco Quazzo 44 Montgomery Street, Suite 2100, San Francisco, CA 94104 (3/20/62)	Trustee and Audit Committee Member	Trustee since August 2014	Partner, Barg, Coffin, Lewis & Trapp (law firm), 2008 to present	Trustee, Shelton Funds, since 2014, 11 portfolios overseen	Experience in risk management, commercial litigation and financial industry. J.D.
Interested Trustee
Stephen R. Rogers 1050 17th Street, Suite 1710 Denver, CO 80265 (6/27/66)	Trustee, President	President, Chairman since June 2011	Chief Executive Officer, Shelton Capital Management since prior to 2006; Portfolio Manager and President of the Shelton Funds, since prior to 2007	President, Chairman & Trustee, Shelton Funds, since 1998; President, Chairman & Trustee, Exchange Traded Spreads Trust, since 2013	Chief Executive Officer, ETS Spreads since 2008
Officers
Teresa K. Axelson 1050 17th Street, Suite 1710 Denver, CO 80265 (12/4/47)	Chief Compliance Officer, Secretary	Chief Compliance Officer since November 2011; Secretary August 2012	Vice President-Secretary, Chief Compliance Officer, Securities Management and Research, Inc., SM&R Investments, Inc. and American National Investment Accounts, Inc., since prior to 2007	Chief Compliance Officer since November 2011, Shelton Capital Management & Shelton Funds; Chief Compliance Officer & Secretary, Exchange Traded Spreads Trust	N/A
William Mock 44 Montgomery Street, Suite 2100 San Francisco, CA 94104 (12/29/66)	Treasurer	Treasurer since June 2011	Portfolio Manager, Shelton Capital Management, since 2010	Treasurer, Shelton Funds, since 2010; Treasurer, Exchange Traded Spreads Trust, since 2013	Head Trader, TKI Capital Management 2003-2006; Partner, ETSpreads since 2008

ITEM 2. CODE OF ETHICS.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.
(c)	The Code of Ethics was amended during the reporting period covered by this report to make certain non-material changes.
(d)	Not applicable
(e)	Not applicable
(f)
Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officer and principal financial and accounting officer. A copy of the code of ethics is available upon request, at no charge, at 1(800) 955-9988.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	As of the end of the Reporting Period, Registrant does not have a named audit committee financial expert serving on its audit committee.
(a)(3)
Since April 2011, no single independent trustee meets the criteria of "audit committee financial expert". The Board has determined that the collective skills of the audit committee members are sufficient to satisfy the requirements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)-(d)

The following table presents the aggregate fees billed to the registrant for fiscal years ended December 31, 2013 and December 31, 2014 for professional services rendered for the audit of the annual financial statements or services provided by the accountant in connection with statutory and regulatory filings or engagements for each of the fiscal years.

	12/31/13	12/31/14
Audit Fees	$45,000	$30,000
Audit-Related Fees	0	0
Tax Fees *	6,000	3,500
All Other Fees	0	0
Total	$51,000	$33,500

*
Tax Fees consist of the aggregate fees billed for professional services rendered to the registrant by the principal accountant for tax compliance, tax advice, and tax planning and specifically include fees for review or preparation of U.S. federal, state, local and excise tax returns; U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and tax advice regarding tax qualification.

(e)(1)
In accordance with the Audit Committee Charter, the Audit Committee shall pre-approve the engagement of the auditor, including the fees to be paid to the auditor, to provide any audit or non-audit services to the registrant and any non-audit services to the registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.  The Chairman of the Audit Committee may pre-approve certain services to be provided by the auditor to the registrant. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(e) (2)	All of the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 were pre-approved by the audit committee.
(f)	N/A
(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, for each of the fiscal years ended December 31, 2013 and December 31, 2014 are $0 and $4,700, respectively.

(h)	N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee, established in accordance with Section 3(a) (58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The members are: Kevin T. Kogler (Chairman), Stephen H. Sutro, and Marco L. Quazzo.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Registrant has converted from a closed-end to an open-end management investment company in October 2011.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Registrant has converted from a closed-end to an open-end management investment company in October 2011.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Registrant has converted from a closed-end to an open-end management investment company in October 2011.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant's board of trustees since the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half- year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting

ITEM 12. EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed as Exhibit 12(a)(1) to this Form N-CSR.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002, as amended (“SOX”), are filed as Exhibit 12(a)(2) to this Form N-CSR.
(b)
Certifications required by Rule 30a-2(b) under the 1940 Act, Section 906 of SOX, Rule 13a-14(b) under the Exchange Act, and Section 1350 of Chapter 63 of Title 18 of the United States Code are furnished as Exhibit 12(b) to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Shelton Greater China Fund

By	/s/ Stephen C. Rogers
Stephen C. Rogers, President
Date: February 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Stephen C. Rogers
Stephen C. Rogers, President
Date: February 24, 2015

By	/s/ William P. Mock
William P. Mock, Treasurer
Date: February 24, 2015